Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Quarta-Rad, Inc. (the “Company”) for the quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Victory Shvetsky, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2020

/s/ Victor Shvetsky
Victor Shvetsky
Chief Executive Officer
(Principal Executive Officer)